UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2019

GRAN TIERRA ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW
Calgary, Alberta, Canada
T2P 0R3
(Address of Principal Executive Offices)
(Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American
Toronto Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Officers

On September 27, 2019, the Board of Directors (the “Board”) of Gran Tierra Energy Inc. (the “Company”) appointed Remi Anthony (“Tony”) Berthelet as Chief Operating Officer of the Company, effective October 18, 2019, to serve until his successor is chosen and qualified or until his resignation, retirement, disqualification or removal from office.

Mr. Berthelet, 49, has over 20 years of experience in the oil and gas industry in a broad range of roles related to production, operations and exploitation engineering. Prior to his appointment at the Company, Mr. Berthelet served as President and Chief Executive Officer of Strategic Oil & Gas Ltd. since 2018. From 2014 to 2018, Mr. Berthelet was Vice President of Development and Operations at Obsidian Energy Ltd. (formerly known as Penn West Petroleum Ltd.). Prior to Obsidian, Mr. Berthelet held various development and engineering leadership positions at TAQA North Ltd. from 2012 to 2014, Terrex Energy Inc. in 2011 and Apache Corporation / Apache Canada Ltd. from 2009 to 2011. From 1998 to 2009, Mr. Berthelet held various engineering and technical positions. Mr. Berthelet is a professional engineer and holds a Bachelor Degree in Geological Engineering from the University of Saskatchewan.

Mr. Berthelet has no familial relationships with any director or other executive officer of the Company. There are no arrangements or understandings between Mr. Berthelet and any other persons pursuant to which Mr. Berthelet was appointed as Chief Operating Officer, and there are no related party transactions between Mr. Berthelet and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Berthelet as Chief Operating Officer is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 3, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2019	GRAN TIERRA ENERGY INC.

/s/ Gary S. Guidry
By: Gary S. Guidry
Title: Chief Executive Officer